HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19948            HV-1008 - Variable Account QP

Supplement dated January 25, 2013 to your Prospectus

1.  FUND CLOSURE

HARTFORD MONEY MARKET HLS FUND – CLASS IA

Effective immediately, the Hartford Money Market HLS Fund is closed to new and subsequent Contributions and transfers of Participant Account values.

2.            INVESTMENT ADVISER CHANGE

Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced HL Investment Advisors, LLC (“HL Advisors”) as the investment adviser for the following Funds:

Hartford Stock HLS Fund – Class IA

Hartford Total Return Bond HLS Fund – Class IA

The Prospectus is amended to reflect the above changes.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.